UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2010

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

0-12933	94-2634797
(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 9.01. Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EX - 99.1

Item 2.02.	Results of Operations and Financial Condition

On October 20, 2010, Lam Research Corporation (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 26, 2010, the text of which is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in the Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated October 20, 2010 announcing financial results for the fiscal quarter ended September 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2010

LAM RESEARCH CORPORATION

By:	/S/ ERNEST E. MADDOCK
Ernest E. Maddock
Senior Vice President, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

99.1	Press Release dated October 20, 2010 announcing financial results for the fiscal quarter ended September 26, 2010